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                                                                    Exhibit 10.3


                         MORTGAGE AND SECURITY AGREEMENT

                             Dated: August 12, 1999

                                in the amount of
                                   $4,500,000

                          LUMEX MEDICAL PRODUCTS, INC.,
                             a Delaware corporation

                              having an office at:
                                81 Spence Street
                            Bayshore, New York 11706

                                 the Mortgagor,

                                       TO

               IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Agent

                              having an office at:
                                One State Street
                            New York, New York 10004

                                  the Mortgagee

                              LOCATION OF PREMISES:

                              Street Address:   81 Spence Street and
                                                100 Spence Street
                              Borough of:       Bayshore
                              County of:        Suffolk
                              State of:         New York

                              Section:          200
                              Block:            2
                              Lots:             58 and 63.001

                   After recording, please return by mail to:

                                HAHN & HESSEN LLP
                                350 Fifth Avenue
                            New York, New York 10118
                          Attention: Ralph Miles, Esq.

             This instrument was prepared by: Jeffrey Meltzer, Esq.
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                         MORTGAGE AND SECURITY AGREEMENT


            THIS MORTGAGE AND SECURITY AGREEMENT, made as of the 12th day of August, 1999 by LUMEX MEDICAL PRODUCTS, INC., a Delaware corporation having an office at 81 Spence Street, Bayshore, New York 11706, (the "Mortgagor"), to IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Agent, having an office at One State Street, New York, New York 10004 (the "Mortgagee").

            WITNESSETH, that to secure the payment of an indebtedness in the principal sum of FOUR MILLION FIVE HUNDRED THOUSAND ($4,500,000) DOLLARS lawful money of the United States of America, to be paid according to a certain bond, note or obligation made by the Mortgagor, as borrower, to the Mortgagee, bearing even date herewith and by this reference made a part hereof as said bond, note or obligation may be hereinafter modified, amended, extended, renewed or substituted for (the "Note"), which Note is executed in connection with that certain Revolving Credit and Security Agreement dated as of December 10, 1996 (as the same has been or may be amended, modified, restated of supplemented from time to time, the "Loan Agreement") and any and all sums, amounts and expenses paid hereunder or thereunder by the Mortgagee according to the terms hereof and all other obligations and liabilities of the Mortgagor under this Mortgage, the Loan Agreement and the Note, together with all interest on the said indebtedness, obligations, liabilities, sums, amounts and expenses and any and all other obligations and liabilities now due and owing or which may hereafter be or become due and owing by the Mortgagor to the Mortgagee hereunder or under the Loan Agreement or the Note, provided, however, that the maximum principal sum secured by this Mortgage at execution or which under any contingency may be secured hereby at any time in the future shall not exceed the principal sum stated above (all of the aforesaid are hereinafter collectively, the "Indebtedness"), the Mortgagor, as hereinafter provided, hereby mortgages, grants, bargains, sells, warrants, conveys, alienates, remises, releases, assigns, sets over and confirms to the Mortgagee and grants to the Mortgagee a security interest in:

            I. All of the right, title and interest of the Mortgagor in and to that certain lot, piece or parcel of land (the "Real Property") more particularly described as on Schedule "A" annexed hereto and made a part hereof; and

            II. All of the right, title and interest of the Mortgagor in and to the buildings and improvements (hereinafter, collectively, together with all building equipment, the "Improvements") now or hereafter located on the Real Property and all of its right, title and interest, if any, in and to: the streets and roads abutting the Real Property to the center lines thereof, and strips and gores within or adjoining the Real Property, the air space and right to use said air space above the Real Property, all rights of ingress and egress by motor vehicles to parking facilities on or within the Real Property, all easements now or hereafter affecting the Real Property or the Improvements, all royalties and all rights appertaining to the use and


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enjoyment of the Real Property or the Improvements, including, without limitation, alley, drainage, crop, timber, agricultural, horticultural, mineral, water, oil and gas rights; and

            III. Subject to any applicable equipment financing in the ordinary course of business permitted by the Loan Agreement, all of the right, title and interest of the Mortgagor in and to all fixtures and articles of personal property and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached to, or contained in, the Real Property and/or the Improvements or placed on any part thereof, though not attached thereto, including, but not limited to, all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerator and/or compacting and elevator plants, stoves, ranges, vacuum cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings and fixtures, and the trade name, good will and books and records relating to the business operated on the Real Property and/or the Improvements. Without limiting the foregoing, the Mortgagor hereby grants to the Mortgagee a security interest in all of its right, title and interest in and to all present and future "equipment" and "general intangibles" (as said quoted terms are defined in the Uniform Commercial Code of the State wherein the Real Property and/or the Improvements are located) and the Mortgagee shall have, in addition to all rights and remedies provided herein, and in any other agreements, commitments and undertakings made by the Mortgagor to the Mortgagee, all of the rights and remedies of a "secured party" under the said Uniform Commercial Code. To the extent permitted under applicable law, this Mortgage shall be deemed to be a "security agreement" (as defined in the aforesaid Uniform Commercial Code). If the lien of this Mortgage is subject to a security interest covering any such personal property, then all of the right, title and interest of the Mortgagor in and to any and all such property is hereby assigned to the Mortgagee, together with the benefits of all deposits and payments now or hereafter made thereon by the Mortgagor; and

            IV. All of the right, title and interest of the Mortgagor in and to all leases, lettings and licenses of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, or any part thereof, now or hereafter entered into and all right, title and interest of the Mortgagor thereunder, including, without limitation, cash and securities deposited thereunder, the right to receive and collect the rents, issues and profits payable thereunder and the right to enforce, whether by action at law or in equity or by other means, all provisions, covenants and agreements thereof; and

            V. All right, title and interest of the Mortgagor in and to all unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by the Mortgagor and all proceeds of the conversion, voluntary or involuntary, of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, or any part thereof, into cash or liquidated claims, including, without limitation, proceeds of hazard and title insurance and all awards and compensation heretofore and hereafter made to the present and all subsequent owners of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby by any governmental or other lawful authority for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Property, the


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Improvements and/or any other property or rights encumbered or conveyed hereby or any easement therein, including, but not limited to, awards for any change of grade of streets; and

            VI. All right, title and interest of the Mortgagor in and to all extensions, improvements, betterments, renewals, substitutions and replacements of and all additions and appurtenances to the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, hereafter acquired by or released to the Mortgagor or constructed, assembled or placed by the Mortgagor on the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, and all conversions of the security constituted thereby which, immediately upon such acquisition, release, construction, assembling, placement or conversion as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by the Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described herein (the Real Property and the Improvements, together with the fixtures and other property, rights, privileges and interests encumbered or conveyed hereby hereinafter, collectively, the "Premises").

            TO HAVE AND TO HOLD the Premises unto the Mortgagee and its successors and assigns until the Indebtedness is paid in full.

            AND the Mortgagor covenants and agrees with the Mortgagee as follows:


                                    ARTICLE I

                 Representations and Warranties of the Mortgagor

            The Mortgagor represents and warrants to the Mortgagee as follows:

            Section 1.1. Title to the Premises. (i) The right, title and interest of the Mortgagor constitutes good, marketable and insurable title to the Premises, subject only to those exceptions to title in respect of the Real Property and the Improvements set forth in the marked title insurance binder redated as of the date hereof and insuring the interest of the Mortgagee in, to and under this Mortgage (the "Title Binder"); (ii) the Mortgagor has full power and lawful authority to encumber the Premises in the manner and form set forth hereunder; (iii) the Mortgagor owns all fixtures and articles of personal property now or hereafter comprising part of the Premises, subject to the rights of space tenants in and to any such fixtures, personal property or installations, including any substitutions or replacements thereof free and, subject to any applicable equipment financing or leasing in the ordinary course of business permitted by the Loan Agreement, clear of all liens and claims other than the matters set forth in this Section; (iv) this Mortgage is and will remain a valid and enforceable first lien on the Premises; and (v) the Mortgagor will preserve such title, and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whatsoever.

            Section 1.2. Mortgage Authorized. The execution and delivery of this Mortgage, the Loan Agreement and the Note have been duly authorized by the directors of the


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Mortgagor and there is no provision in the certificate of incorporation or by-laws of the Mortgagor, requiring further consent for such action by any other entity or person. The Mortgagor is duly organized, validly existing and is in good standing under the laws of the state of its formation, and has (i) all necessary licenses, authorizations, registrations, permits and/or approvals (the absence of which will not have a material adverse effect upon the conduct of the Mortgagor's business at the Premises taken as a whole) and (ii) full power and authority to own its properties and carry on its business as presently conducted and the execution and delivery by it of, and performance of its obligations under, this Mortgage, the Loan Agreement and the Note will not result in the Mortgagor being in default under any provision of its certificate of incorporation or by-laws or of any mortgage, lease, credit or other agreement to which it is a party or which affects it or the Premises, or any part thereof.

            Section 1.3. Flood Insurance Status. The Premises are not located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards pursuant to the terms of the National Flood Insurance Act of 1968, or the Flood Disaster Protection Act of 1973, as same may have been amended to date.

            Section 1.4. Operation of the Premises. Except for those items the absence of which shall not have a material adverse effect upon the conduct of the Mortgagor's business at the Premises taken as a whole, (i) The Mortgagor has all necessary certificates, licenses, authorizations, registrations, permits and/or approvals necessary for the operation of the Premises or any part thereof, including but not limited to, a Permanent Certificate of Occupancy and, if applicable, a Board of Fire Underwriters Certificate for the Improvements and all required environmental permits, all of which as of the date of the signing hereof are in full force and effect and not, to the knowledge of the Mortgagor, subject to any revocation, amendment, release, suspension, forfeiture or the like, (ii) the present use and/or occupancy of the Premises and/or Improvements does not conflict with or violate any such certificate, license, authorization, registration, permit and/or approval, or any applicable law, ordinance, statute, rule, order, requirement or regulation and (iii) the Mortgagor has delivered to the Mortgagee, prior to the signing hereof, duplicate originals or appropriately certified copies of all such certificates, licenses, authorizations, registrations, permits and/or approvals.


                                   ARTICLE II

                           Covenants of the Mortgagor

            Section 2.1. Payment of the Indebtedness. The Mortgagor will punctually pay the Indebtedness in same day funds as provided herein and in the Loan Agreement and the Note, all in the coin and currency of the United States of America which is legal tender for the payment of public and private debts.

            Section 2.2. Maintenance of the Improvements.

                  (i) The Mortgagor shall maintain the Improvements in good repair, ordinary wear and tear excepted, shall comply with the requirements of any governmental


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authority claiming jurisdiction over the Premises within the lesser of thirty
(30) days after an order (an "Order") containing such requirement has been issued by any such authority or the time required pursuant to the terms of such Order (unless such requirement cannot reasonably be complied with within such thirty (30) day period, in which event the Mortgagor shall have such longer period as necessary to cause compliance provided, however, that the Mortgagor shall promptly commence and diligently prosecute to completion such compliance and provided, further, that such period shall not exceed the time required pursuant to the terms of such Order or such longer time as may be permitted by applicable law) and shall permit the Mortgagee to enter upon the Improvements and inspect the Improvements at all reasonable hours (with reasonable prior notice provided that no Event of Default has occurred and is continuing). The Mortgagor shall not, without the prior written consent of the Mortgagee, threaten, commit, permit or suffer to occur any waste, material structural alteration, demolition or removal of the Improvements or any part thereof; provided, however, that fixtures and articles of personal property (which shall not be deemed to include raw materials, goods for sale, inventory and other personal property that is bought, sold or stored in the ordinary course of Mortgagor's trade or business) owned by the Mortgagor may be removed from the Improvements if the Mortgagor concurrently therewith replaces same with equivalent items which do not reduce the value of the Premises or the Improvements, free of any lien, charge or claim superior to the lien and/or security interest created hereby.

                  (ii) Nothing in this Section 2.2 shall require the compliance by the Mortgagor with any Order so long as (a) the failure so to do shall not be a default or event of default under any mortgage or security agreement affecting the Premises, any part thereof or interest therein, (b) the failure so to do shall not result in the voiding, rescission or invalidation of the certificate of occupancy or any other license, certificate, permit or registration required for the use or occupancy of the Premises, (c) the failure so to do shall not prevent, hinder or interfere with the lawful use and occupancy of the entirety of the Improvements for their present use and occupancy, (d) the failure so to do shall not void or invalidate any insurance maintained by the Mortgagor in respect of the Premises, or result in an increase of any premium therefor or a decrease in any coverage provided thereby, and (e) the Mortgagor in good faith and at its own expense shall contest the Order or the validity thereof by appropriate legal proceedings, which proceedings must operate to prevent (1) the occurrence of any of the events described in the preceding clauses (a) through
(d) of this paragraph (ii), to the extent same are not already prevented, and
(2) the collection or other realization on any sums due or payable as a consequence of the Order, the sale of any lien arising in respect of the Order, and/or the sale or forfeiture of the Premises, any part thereof or interest therein, or the sale of any lien connected therewith; provided that during such contest the Mortgagor shall, at the option of the Mortgagee, provide security reasonably satisfactory to the Mortgagee assuring the discharge of the Mortgagor's obligations hereunder and of any interest, charge, fine, penalty, fee or expense arising from or incurred or reasonably expected to arise or incur as a result of such contest; and provided further if at any time compliance with any obligation imposed upon the Mortgagor by the Order shall become necessary to prevent (1) the occurrence of any of the events described in clauses (a) through
(d) of this paragraph (ii) or (2) the delivery of a deed conveying the Premises or any portion thereof or interest therein because of noncompliance, or the sale of a lien in connection therewith, or (3) the imposition of any penalty, fine, charge, fee, cost or expense on the Mortgagee, then the Mortgagor shall comply with the Order in sufficient time to prevent the


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occurrence of any such events, the delivery of such deed or the sale of such lien, or the imposition of such penalty, fine, charge, fee, cost or expense on the Mortgagee.

            Section 2.3. Insurance; Coverage. The Mortgagor shall keep the Improvements insured against (i) damage by fire and the other hazards covered by the standard extended coverage all risk insurance policy, and (ii) damage by vandalism, malicious mischief, and such other hazards against which the Mortgagee shall require insurance, and each policy of insurance required pursuant to this Section 2.3 shall be endorsed to name the Mortgagee as a mortgagee-loss payee thereunder, as its interest may appear, with loss payable to the Mortgagee without contribution or assessment, under a New York Standard Mortgagee Clause. All insurance policies and endorsements required pursuant to this Section 2.3 shall be fully paid for, nonassessable and contain such provisions (including, without limitation, inflation guard and replacement cost endorsements) and expiration dates and shall be in such form and amounts and issued by such insurance companies as shall be reasonably approved by the Mortgagee. In addition to the insurance policies above described, the Mortgagor shall keep and maintain in effect insurance policies in respect of rental loss, Workmen's Compensation, employees' liability coverage, comprehensive public liability insurance (including contractual coverage), boiler and machinery, and such other insurance as the Mortgagee may reasonably require; all in such form, with such coverage, in such amounts and issued by such insurance companies as shall be reasonably approved by the Mortgagee. Without limiting the foregoing, each policy of insurance required hereunder shall provide that such policy may not be cancelled, expire, or be terminated (whether due to nonpayment of premiums, surrender by the insured, or other reason) except upon thirty (30) days' prior written notice to the Mortgagee and that no act or thing done by the Mortgagor shall invalidate the policy as against the Mortgagee. In addition, the Mortgagee may require the Mortgagor to carry such other insurance on the Improvements in such amounts as may from time to time be reasonably required by institutional lenders, against insurable casualties (including, without limitation, risks of war and nuclear explosion) which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the site and the type of the building, the type of construction, the stage of construction, location, utilities and occupancy or any replacements or substitutions therefor. The Mortgagor shall additionally keep the Improvements insured against loss by flood if the Premises are located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which the Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as the same may have been or may hereafter be amended or modified (and any successor acts thereto) in an amount at least equal to the outstanding Indebtedness or the maximum limit of coverage available with respect to the Improvements under said Act, whichever is less, and in a company or companies to be reasonably approved by the Mortgagee. In all events and without a modification of or limitation on the foregoing the Mortgagor will deliver the policy or policies (or true copies thereof) of all such insurance to the Mortgagee, which policy or policies shall have endorsed thereon the New York Standard Mortgagee Clause (provided, however, the Mortgagee shall have thirty
(30) days' notice from the insurer prior to the expiration, cancellation or termination (for any reason whatsoever) of any policy) in the name of the Mortgagee, so and in such manner and form that the Mortgagee and its successors and assigns shall at all times have and hold said policy or policies as collateral and further security for the payment of the Indebtedness until the full payment of the Indebtedness. In addition, from time to time, upon the occurrence of any material change in the use, operation or


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value of the Premises or any part thereof, or in the availability of insurance in the area in which the Premises are located, the Mortgagor shall promptly notify the Mortgagee of such change and shall, within five (5) business days after demand by the Mortgagee, take out such additional amounts and/or such other kinds of insurance as the Mortgagee may reasonably require. Otherwise, the Mortgagor shall not take out or permit any separate or additional insurance which is contributing in the event of loss unless it is endorsed in favor of the Mortgagee in accordance with the requirements hereof and otherwise satisfactory to the Mortgagee in all respects. Insurance required hereunder may be carried by the Mortgagor pursuant to blanket policies, provided that all other requirements herein set forth are satisfied and that the underlying policy in respect of the Premises is delivered to the Mortgagee as herein required or a copy thereof and a certificate from the insurance company evidencing compliance with the above requirements shall be delivered to Mortgagee. In the event that the Mortgagor fails to keep the Premises insured in compliance with this Section 2.3, the Mortgagee may, but shall not be obligated to, obtain insurance and pay the premiums therefor and the Mortgagor shall, on demand, reimburse the Mortgagee for the reasonable amount of all sums, advances and expenses incurred in connection therewith and such sums, advances and expenses shall bear interest at the Default Rate (as defined in Section 2.13 of this Mortgage) until reimbursed. The Mortgagor shall deliver copies of all original policies to the Mortgagee together with the endorsements thereto required hereunder. The proceeds of insurance paid on account of any damage or destruction to the Premises or any part thereof shall be paid over to the Mortgagee to be applied as hereinafter provided. Notwithstanding anything to the contrary contained herein or in any provision of applicable law, the proceeds of insurance policies coming into the possession of the Mortgagee shall not be deemed trust funds and the Mortgagee shall be entitled to dispose of such proceeds as hereinafter provided in Section 2.4.

            Section 2.4. Insurance; Proceeds. The Mortgagor shall give the Mortgagee prompt notice of any loss covered by insurance and the Mortgagee shall have the right to join the Mortgagor in adjusting any loss in excess of $150,000. So long as no Event of Default has occurred and is continuing and the outstanding Advances do not exceed the lesser of the Maximum Revolving Advance Amount or the Formula Amount, as provided by Section 4.11 of the Loan Agreement, Mortgagee shall apply all such proceeds towards the restoration of the Improvements, subject, however, to the provisions of Section 2.6 hereof. In the event any such insurance proceeds shall be used to reduce the Indebtedness, the same shall be applied by the Mortgagee, after the deduction therefrom and repayment to the Mortgagee of any and all costs incurred by the Mortgagee in the recovery thereof, in any manner it shall designate, including but not limited to, the application of such proceeds to then unpaid installments of the principal balance of the Indebtedness in the inverse order of their maturity, such that the regular payments, if any, under the Note shall not be reduced or altered in any manner. In the event that the insurance proceeds are applied to the restoration of the Improvements, then such use of the proceeds shall be governed as hereinafter provided in Section 2.6.

            Section 2.5. Restoration of the Improvements. In the event of damage or destruction of the Improvements, or any part thereof, as a result of casualty, condemnation, taking or other cause, the Mortgagor shall give prompt written notice thereof to the Mortgagee and (except in the event of impossibility of restoration or repair in the event of condemnation or other taking), provided that the Mortgagee shall make available to the Mortgagor the insurance


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proceeds (if any) (or in the event of condemnation or taking, the award (if any)
arising out of such condemnation or taking) recovered by the Mortgagee as herein provided, the Mortgagor shall promptly commence and diligently continue to perform the repair, restoration and rebuilding of that portion of the Improvements so damaged or destroyed (hereinafter, the "Work") so as to restore the Improvements in full compliance with all legal requirements and so that the Improvements shall be at least equal in value and general utility as they were prior to the damage or destruction (or to the extent practicable in the case of condemnation), and if the Work to be done is structural and if the cost of the Work, as estimated by the Mortgagee, shall exceed One Hundred Fifty Thousand ($150,000) Dollars (hereinafter, collectively, "Major Work"), the Mortgagor shall, prior to the commencement of the Major Work, furnish to the Mortgagee for its approval, not to be unreasonably withheld or delayed: (i) complete plans and specifications for the Major Work, with satisfactory evidence of the approval thereof (a) by all governmental authorities whose approval is required, (b) by all parties to or having an interest in the leases, if any, of any portion of the Premises whose approval is required, and (c) by an architect reasonably satisfactory to the Mortgagee (hereinafter, the "Architect") and which shall be accompanied by the Architect's signed estimate, bearing the Architect's seal, of the entire cost of completing the Major Work; (ii) certified or photostatic copies of all permits and approvals required by law in connection with the commencement of the Work and as and when obtainable, the conduct of the Work;
and (iii) a surety bond and/or guaranty of the payment for and completion of the Major Work, which bond or guaranty shall be in form and substance reasonably satisfactory to the Mortgagee and shall be signed by a surety or sureties, or guarantor or guarantors, as the case may be, who are reasonably acceptable to the Mortgagee, and in an amount not less than the Architect's estimate of the entire cost of completing the Work, less the amount of insurance proceeds (or condemnation award), if any, then held by the Mortgagee for application toward the cost of the Work.

            The Mortgagor shall not commence any of the Major Work until the Mortgagor shall have complied with the applicable requirements referred to in this Section, and after commencing the Major Work the Mortgagor shall perform the Major Work diligently and in good faith substantially in accordance with the plans and specifications referred to in this Section 2.5, if applicable.

            Section 2.6. Restoration; Advances. In the event that the Mortgagee, is required to make the insurance proceeds available for the restoration of the Improvements, the insurance proceeds (or, in the case of condemnation or taking, the award therefor in the event that the Mortgagee is required to apply such award to repair and restoration) recovered by the Mortgagee on account of damage or destruction to the Improvements (if any) less the reasonable cost, if any, to the Mortgagee of such recovery and of paying out such proceeds (including reasonable attorneys' fees and reasonable costs allocable to inspecting the Work and the plans and specifications therefor), shall be applied by the Mortgagee to the payment of the cost of the Work and shall be paid out from time to time to the Mortgagor and/or, at the Mortgagee's option exercised from time to time, directly to the contractor, subcontractors, materialmen, laborers, engineers, architects and other persons rendering services or materials for the Work, as said Work progresses except as otherwise hereinafter provided, but subject to the following conditions, any of which the Mortgagee may waive:


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                  (i) if the Work to be done is Major Work, as determined by the
Mortgagee, the Architect shall be in charge of the Work;

                  (ii) each request for payment shall be made on seven (7) days' prior notice to the Mortgagee and shall be accompanied by (a) a certificate of the managing general partner or chief financial officer of the Mortgagor, as applicable, specifying the party to whom (and for the account of which) such payment is to be made and (b) a certificate of the Architect if one be required under Section 2.5 above, otherwise by a certificate of the managing general partner or chief financial officer of the Mortgagor, as applicable, stating (a) that all of the Work completed has been done in substantial compliance with the approved plans and specifications, if any be required under said Section 2.5, and in accordance with all provisions of law; (b) the sum requested is justly required to reimburse the Mortgagor for payments by the Mortgagor to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums, if any, previously paid out by the Mortgagee does not exceed the value of the Work done to the date of such certificate, and (c) (unless the Mortgagor shall have complied with the provisions of paragraph (vii) of this Section) that the amount of such proceeds remaining in the hands of the Mortgagee, together with any sums deposited with the Mortgagee pursuant to clause (vii) of this
Section 2.6, will be sufficient on completion of the Work to pay for the same in full (giving in such reasonable detail as the Mortgagee may require an estimate of the cost of such completion);

                  (iii) each request shall be accompanied by waivers of liens, or if unavailable, lien bonds, reasonably satisfactory to the Mortgagee covering that part of the Work previously paid for, if any, and by a search prepared by the title insurance company insuring the lien of this Mortgage or by such other title company or licensed abstractor reasonably satisfactory to the Mortgagee or by other evidence reasonably satisfactory to the Mortgagee, that there has not been filed with respect to the Premises any mechanic's lien or other lien or instrument for the retention of title in respect of any part of the Work not discharged of record and that there exist no encumbrances on or affecting the Premises (or any part thereof) other than encumbrances, if any, existing as of the date hereof and which have been approved by the Mortgagee;

                  (iv) no event shall have occurred and be continuing which with the passage of time or the giving of notice, or both, would constitute an Event of Default;

                  (v) the request for any payment after the Work has been completed shall be accompanied by certified copies of all certificates, permits, licenses, waivers and/or other documents required by law (or pursuant to any agreement binding upon the Mortgagor or affecting the Premises or any part thereof) to render occupancy of the Premises legal;

                  (vi) the Work can be completed on or before such date as the Architect or any inspecting engineer engaged by the Mortgagee shall determine; and

                  (vii) the Mortgagor, prior to the commencement of the Work, shall have deposited with the Mortgagee an amount equal to the difference between the cost of the Work, as reasonably estimated by the Architect, and the net insurance proceeds (or condemnation award, as the case may be) after the deduction therefrom of the reasonable cost, if any, to the Mortgagee of the recovery and paying out of such proceeds (including reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor).

            Upon completion of the Work and payment in full therefor, or upon failure on the part of the Mortgagor promptly to commence or diligently to continue the Work, or at any time upon request by the Mortgagor, the Mortgagee may, at its option, apply the amount of any such proceeds then or thereafter in the hands of the Mortgagee to the payment of the Indebtedness, provided , however, that nothing herein contained shall prevent the Mortgagee from applying at any time the whole or any part of such proceeds to the curing of any Event of Default.

            In the event the Work to be done is not Major Work, as reasonably determined by the Mortgagee, then the net insurance proceeds held by the Mortgagee for application thereto shall be paid to the Mortgagor by the Mortgagee from time to time upon submission to the Mortgagee of bills and/or invoices showing costs incurred in connection with the Work, subject, however, to the foregoing provisions of this Section 2.6, except those which are applicable only if the Work to be done is Major Work, as determined by the Mortgagee.

            Section 2.7. Restoration by the Mortgagee. Provided that the Mortgagee shall make available to the Mortgagor the insurance proceeds (if any) recovered by the Mortgagee as herein provided, if within one hundred twenty
(120) days after the occurrence of any damage or destruction to the Improvements requiring Major Work in order to restore the Improvements, the Mortgagor shall not have submitted to the Mortgagee and received the Mortgagee's approval of plans and specifications for the repair, restoration and rebuilding of the Improvements so damaged or destroyed (approved by the Architect and by all governmental authorities and other persons or entities, if any, whose approval is required), or if, after such plans and specifications are approved by all such governmental authorities and other persons or entities, if any, and the Mortgagee, the Mortgagor shall fail to commence promptly such repair, restoration and rebuilding, or if thereafter the Mortgagor fails diligently to continue such repair, restoration and rebuilding or is delinquent in the payment to mechanics, materialmen or others of the costs incurred in connection with such Major Work, or, in the case of any damage or destruction not requiring Major Work, as reasonably determined by the Mortgagee, in order to restore the Improvements, if the Mortgagor shall fail to repair, restore and rebuild promptly the Improvements so damaged or destroyed, then, in addition to all other rights herein set forth, and after giving the Mortgagor ten (10) days' written notice of the nonfulfillment of one or more of the foregoing conditions, the Mortgagee, or any lawfully appointed receiver of the Premises, may at their respective options, perform or cause to be performed such repair, restoration and rebuilding, and may take such other steps as they deem advisable to perform such repair, restoration and rebuilding, and upon twenty-four (24) hours' prior written notice to the Mortgagor, the Mortgagee may thereafter enter upon the Improvements to the extent reasonably necessary or appropriate for any of the foregoing purposes, and the Mortgagor hereby waives, for the Mortgagor and all others holding under the Mortgagor, any claim against the Mortgagee and such receiver arising out of anything done by the Mortgagee or such receiver pursuant hereto, except any claims, loss, cost or expense resulting from their gross (but not mere) negligence or willful misconduct, and the Mortgagee may, at its option, apply insurance proceeds (without the need by the Mortgagee to fulfill any other requirements of this Mortgage) to reimburse the Mortgagee, and/or such receiver for all amounts reasonably expended or incurred by them, respectively, in connection with the performance of such Work, and any excess costs shall be paid by the Mortgagor to the Mortgagee upon demand, and such payment of excess costs shall be deemed part of the Indebtedness and shall be secured by the lien of this Mortgage.

            Section 2.8. Maintenance of Existence. The Mortgagor will, so long as it is owner of the Premises (or any part thereof or interest therein), do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges under the laws of the state of its formation and, subject to the provisions of paragraph (ii) of Section 2.2, will comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Mortgagor, or to the Premises or any part thereof except for the failure to comply with such regulations, rules, ordinances, statutes, orders and/or decrees which shall not have a material adverse effect upon the conduct of the Mortgagor's business at the Premises taken as a whole.

            Section 2.9. Taxes and Other Charges.

                  (i) The Mortgagor shall pay and discharge by the last day payable without penalty or premium all taxes of every kind and nature, water rates, sewer rents and assessments, levies, permits, inspection and license fees and all other charges imposed upon or assessed against the Premises or any part thereof or upon the revenues, rents, issues, income and profits of the Premises or arising in respect of the occupancy, use or possession thereof unless Mortgagee is paying same pursuant to Section 2.16 hereof. The Mortgagor shall exhibit to the Mortgagee within ten (10) days after request and after the same are required to be paid pursuant to the foregoing sentence, validated receipts or other evidence satisfactory to the Mortgagee showing the payment of such taxes, assessments, water rates, sewer rents, levies, fees and other charges which may be or become a lien on the Premises. Should the Mortgagor default in the payment of any of the foregoing taxes, assessments, water rates, sewer rents, levies, fees or other charges, the Mortgagee may, but shall not be obligated to, pay the same or any part thereof and the Mortgagor shall, on demand, reimburse the Mortgagee for all amounts so paid and such amounts shall bear interest at the Default Rate (as defined in Section 2.13 of this Mortgage) until reimbursed.

                  (ii) Nothing in this Section 2.9 shall require the payment or discharge of any obligation imposed upon the Mortgagor by subsection (i) of this
Section 2.9 so long as the Mortgagor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which proceedings must operate to prevent the collection thereof or other realization thereon, the sale of the lien thereof and the sale or forfeiture of the Premises or any part thereof, to satisfy the same; provided that during such contest the Mortgagor shall, at the option of the Mortgagee, provide security reasonably satisfactory to the Mortgagee, assuring the discharge of the Mortgagor's obligation hereunder and of any additional interest charge, penalty or expense arising from or incurred as a result of such contest; and provided, further, that if at any time payment of any obligation imposed upon the Mortgagor by subsection (i) of this Section 2.9 shall become necessary to prevent the delivery of a tax deed conveying the Premises or any portion thereof or the sale of the tax lien therefor because of non-payment, or the imposition of any penalty or cost on the Mortgagee, then the Mortgagor shall pay the same in sufficient time to prevent the delivery of such tax deed or the sale of such lien, or the imposition of such penalty or cost on the Mortgagee.

                  (iii) The Mortgagor shall pay when due all (a) premiums for fire, hazard and other insurance required to be maintained by the Mortgagor on the Premises pursuant to the terms of Section 2.3 hereof, (b) title insurance premiums relating to the insurance to be maintained on the Premises in connection with the Mortgage, and (c) any and all other costs, expenses and charges expressly required to be paid hereunder, and subject to the provisions hereof, to be paid for the maintenance and/or protection of, or on account of, any other collateral delivered, assigned, pledged, mortgaged, transferred or hypothecated to the Mortgagee as security for the Indebtedness or in connection with the execution and delivery of this Mortgage.

            Section 2.10. Mechanics' and Other Liens.

                  (i) The Mortgagor shall pay, bond or discharge of record, from time to time, forthwith, all liens (and all claims and demands of mechanics, materialmen, laborers or others, which, if unpaid, might result in or permit the creation of a lien) on or affecting the Premises or any part thereof, or on or affecting the revenues, rents, issues, income or profits arising therefrom and, in general, the Mortgagor forthwith shall do, at the cost of the Mortgagor and without expense to the Mortgagee, everything necessary to fully preserve the lien of this Mortgage. In the event that the Mortgagor fails in a timely manner (within five (5) days after written notice to Mortgagor) to make payment in full of, bond or discharge, such liens the Mortgagee may, but shall not be obligated to, make payment, bond or discharge such liens, and the Mortgagor shall, on demand, reimburse the Mortgagee for all sums so expended and such sums shall bear interest at the Default Rate (as defined in Section 2.13 of this Mortgage) until reimbursed.

                  (ii) Nothing in this Section 2.10 shall require the payment or discharge of any obligation imposed upon the Mortgagor by subsection (i) of this
Section 2.10 so long as the Mortgagor shall bond or discharge any lien on the Premises arising from such obligation or in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which proceedings, unless such liens are already bonded or discharged, must operate to prevent the collection thereof or other realization thereon, the sale of the lien thereof and the sale or forfeiture of the Premises or any part thereof, to satisfy the same; provided that during such contest the Mortgagor shall, unless such liens are already bonded or discharged, at the option of the Mortgagee, provide security reasonably satisfactory to the Mortgagee, assuring the discharge of the Mortgagor's obligation hereunder and of any additional interest charge, penalty or expense arising from or incurred as a result of such contest; and provided, further, that if at any time payment of any obligation imposed upon the Mortgagor by subsection (i) of this Section 2.10 shall become necessary
(a) to prevent the sale or forfeiture of the Premises or any portion thereof because of non-payment, or (b) to protect the lien of this Mortgage, then the Mortgagor shall pay the same in sufficient time to prevent the sale or forfeiture of the Premises or to protect the lien of this Mortgage, as the case may be.

            Section 2.11. Condemnation Awards. The Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Premises or any portion thereof, will notify the Mortgagee of the pendency of such proceedings. The Mortgagee may participate in any such proceedings and the Mortgagor from time to time will deliver to the Mortgagee all instruments reasonably requested by it to permit such participation. All awards and compensation payable to the Mortgagor as a result of any condemnation or other taking or purchase in lieu thereof, of the Premises or any part thereof, are hereby assigned to and shall be paid to the Mortgagee. The Mortgagor hereby authorizes the Mortgagee to collect and receive such awards and compensation, to give proper receipts and acquittances therefor and, provided Mortgagor is not required to make such award proceeds available for restoration, to apply the same toward the payment of the Indebtedness, notwithstanding the fact that the Indebtedness may not then be due and payable, or to the restoration of the Improvements. In the event that any portion of the condemnation awards or compensation shall be used to reduce the Indebtedness, same shall be applied by the Mortgagee in any manner it shall designate, including, but not limited to, the application of such award or compensation to then unpaid installments of the principal balance of the Indebtedness in the inverse order of their maturity so that the regular payments under the Note shall not be reduced or altered in any manner. The Mortgagor, upon request by the Mortgagee, shall make, execute and deliver any and all instruments reasonably requested for the purpose of confirming the assignment of the aforesaid awards and compensation to the Mortgagee free and clear of any liens, charges or encumbrances of any kind or nature whatsoever. The Mortgagee shall not be limited to the interest paid on the proceeds of any award or compensation, but shall be entitled to the payment by the Mortgagor of interest at the applicable rate provided for herein or in the Note. Notwithstanding the foregoing, as long as no Event of Default has occurred and is continuing and the outstanding Advances do not exceed the lesser of the Maximum Revolving Advance Amount or the Formula Amount, as provided by Section 4.11 of the Loan Agreement, Mortgagee shall make any such awards and compensation available for the restoration of the Improvements.

            Notwithstanding the voiding of the original sale(s) or leasing(s) of all or any portion of the Premises, the Mortgagor shall continue to pay the Indebtedness at the time and in the manner provided for its payment in the Note, the Loan Agreement and in this Mortgage and the Indebtedness shall not be reduced until any payment therefor shall have been actually received and applied by the Mortgagee to the discharge of the Indebtedness. The Mortgagee may apply any such payment to the discharge of the Indebtedness whether or not then due and payable in such priority and proportions as the Mortgagee in its discretion shall deem to be proper. If the Premises are sold, through foreclosure or otherwise, prior to the receipt by the Mortgagee of such payment, the Mortgagee shall have the right, whether or not a deficiency judgment on the Note or the Loan Agreement shall have been sought, recovered or denied, to receive said payment, or a portion thereof sufficient to pay the Indebtedness, whichever is less. The Mortgagor, after obtaining the prior written consent of the Mortgagee, shall file and prosecute its claim or claims for any such payment in good faith and with due diligence and cause the same to be collected and paid over to the Mortgagee, and hereby irrevocably authorizes and empowers the Mortgagee, in the name of the Mortgagor or otherwise, to collect and receipt for any such payment and to file and prosecute such claim or claims, and although it is hereby expressly agreed that the same shall not be necessary in any event, the Mortgagor shall, upon demand of the Mortgagee, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such payment to the Mortgagee, free and clear of any encumbrances of any kind or nature whatsoever.

            Section 2.12. Costs of Defending and Upholding the Lien. If any action or proceeding is commenced to which action or proceeding the Mortgagee is made a party or in which it becomes necessary to defend or uphold the lien of this Mortgage, the Mortgagor shall, on demand, reimburse the Mortgagee for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements and reasonable appellate attorneys' fees and disbursements) incurred by the Mortgagee in any such action or proceeding and such expenses shall bear interest at the Default Rate (as defined in Section 2.13 of this Mortgage) until reimbursed. In any action or proceeding to foreclose this Mortgage or to recover or collect the Indebtedness, the provisions of law relating to the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant.

            Section 2.13. Additional Advances and Disbursements. The Mortgagor shall pay by the last day payable without premium or penalty all payments and charges on all liens, encumbrances, ground and other leases and security interests which affect or may affect or attach or may attach to the Premises, or any part thereof, and in default thereof, the Mortgagee shall have the right, but shall not be obligated, to pay, without notice to the Mortgagor, such payments and charges and the Mortgagor shall, on demand, reimburse the Mortgagee for amounts so paid. In addition, upon default of the Mortgagor in the performance of any other terms, covenants, conditions or obligations by it to be performed hereunder or under any such lien, encumbrance, lease or security interest, the Mortgagee shall have the right, but shall not be obligated, to cure such default in the name and on behalf of the Mortgagor. All sums advanced and reasonable expenses incurred at any time by the Mortgagee pursuant to this
Section 2.13 or as otherwise provided under the terms and provisions of this Mortgage or under applicable law shall bear interest from the date that such sum is advanced or expenses incurred, to and including the date of reimbursement, computed at a fluctuating interest rate per annum at all times equal to four percent (4%) per annum above then applicable rate of interest set forth in the Note, as if such rate were then effective interest rate under the Note (the "Default Rate"). All interest payable hereunder shall be computed on the basis of a 360-day year over the actual number of days elapsed. Any such amounts advanced or incurred by the Mortgagee, together with the interest hereon, shall be payable on demand, and shall, until paid, be secured by this Mortgage as a lien on the Premises and shall be part of the Indebtedness.

            Section 2.14. Costs of Enforcement. The Mortgagor agrees to bear and pay all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements and reasonable appellate attorneys' fees and disbursements for legal services of every kind) of or incidental to (i) any amendment, renewal, modification, consolidation, supplement, restatement or restructuring of this Mortgage, the Loan Agreement, the Note or any document entered into in connection with the Indebtedness, or (ii) the enforcement of any provision hereof, by litigation or otherwise, or the enforcement, compromise of settlement of this Mortgage, the Loan Agreement, the Note or the Indebtedness, and for the curing thereof, or (iii) for defending or asserting the rights and claims of the Mortgagee in respect thereof, by litigation or otherwise. All rights and remedies of the Mortgagee shall be cumulative and may be exercised singly or concurrently.

            Section 2.15. Filing Charges, Recording Fees, Taxes, etc. The Mortgagor shall pay any and all taxes, charges, filing, registration and recording fees, excises and levies imposed upon the Mortgagee by reason of its ownership of the Note, the Loan Agreement or this Mortgage or any mortgage supplemental hereto, any security instrument with respect to any interest of the Mortgagor in and to any fixture or personal property at the Premises or any instrument of further assurance, other than income, franchise, succession, inheritance, business and similar taxes, and shall pay all other taxes, if any, required to be paid on the debt evidenced by the Note and the Loan Agreement. In the event the Mortgagor fails to make such payment within ten (10) days after written notice thereof to the Mortgagor, then the Mortgagee shall have the right, but shall not be obligated, to pay the amount due, and the Mortgagor shall, on demand, reimburse the Mortgagee for said amount, together with interest thereon computed at the Default Rate.

            Section 2.16. Tax and Insurance Deposits. If an Event of Default shall occur and be continuing hereunder or if the Mortgagor shall default in its obligations set forth in Section 2.9 hereof, then the Mortgagee, at its option, to be exercised by ten (10) days' written notice to the Mortgagor, may require that the Mortgagor deposit with the Mortgagee, monthly, one-twelfth (1/l2th) of the annual charges for insurance premiums and real estate taxes, assessments, water, sewer and other charges which might become a lien upon the Premises or any part thereof (all of the foregoing, the "Impositions"), and the Mortgagor shall, accordingly, make such deposits. In addition, if required by the Mortgagee, unless Mortgagee is receiving such bills directly, the Mortgagor shall simultaneously therewith deposit with the Mortgagee a sum of money which together with the monthly installments aforementioned will be sufficient to make each of the payments aforementioned at least thirty (30) days prior to the date such payments are due. Should said charges not be ascertainable at the time any deposit is required to be made with the Mortgagee, the deposit shall be made on the basis of an estimate made by the Mortgagee in its sole discretion, and when the charges are fixed for then current year, the Mortgagor shall deposit any deficiency with the Mortgagee. All funds so deposited with the Mortgagee shall be held by it, but not in escrow and, except to the extent required by applicable law, without interest, and, provided that no Event of Default shall have occurred, shall be applied in payment of the charges aforementioned when and as payable, to the extent the Mortgagee shall have such funds on hand. Should an Event of Default occur and be continuing, the funds deposited with the Mortgagee, as aforementioned, may be applied in payment of the charges for which such funds shall have been deposited or to the payment of the Indebtedness or any other charges affecting the security of the Mortgagee, as the Mortgagee sees fit, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by the Mortgagee as herein provided, nor shall any application be deemed to affect any right or remedy of the Mortgagee hereunder or under any statute or rule of law. If deposits are being made with the Mortgagee, the Mortgagor shall furnish the Mortgagee with bills for the charges for which such deposits are required to be made hereunder and/or such other documents necessary for the payment of same, at least fifteen (15) days prior to the date on which the charges first become payable. In the event that the Mortgagor fails to pay any such amount, the Mortgagee may, but shall not be obligated to, make payment thereof, and the Mortgagor shall, on demand, reimburse the Mortgagee for all sums so expended, together with interest thereon computed at the Default Rate.

            Section 2.17. Late Charges. In the event any payment provided for herein shall become overdue for a period in excess of fifteen (15) days, a late charge of four ($.04) cents for each dollar so overdue shall become immediately due to the Mortgagee for the purpose of defraying the expenses incident to handling such delinquent payment, and such charge shall be deemed to be part of the Indebtedness and shall be secured by the lien of this Mortgage. Late charges shall be payable with the next installment of principal and/or interest due under the Note.

            Section 2.18. Intentionally Omitted.

            Section 2.19. Restrictive Covenants and Leasing Requirements.

                  (i) Without the prior written consent of the Mortgagee, the Mortgagor shall not: (a) execute or permit to exist any lease or occupancy of all or substantially all of the Premises except for the actual use and occupancy of the tenant thereof; provided, however, that the foregoing shall not be applicable with respect to any subletting permitted under existing leases; (b) modify, renew or amend any lease or occupancy agreement affecting the Premises except as to any renewal required thereunder; (c) grant rent concessions, or discount any rents, or collect any rents for a period of more than one month in advance; (d) execute any conditional bill of sale, chattel mortgage or other security instruments covering any furniture, furnishings, fixtures and equipment, intended to be incorporated in the Premises or the appurtenances thereto, or covering articles of personal property placed in the Premises or purchase any of such furniture, furnishings, fixtures and equipment so that ownership of the same will not vest unconditionally in the Mortgagor, free from encumbrances on delivery to the Premises, subject to any applicable equipment financing in the ordinary course of business permitted by the Loan Agreement;
(e) further assign the leases and rents affecting the Premises; (f) sell, transfer, alienate, grant, convey or assign any interest in the Premises or any part thereof; (g) further mortgage, encumber, alienate, hypothecate, grant a security interest in or grant any other interest whatsoever in the Premises or any part thereof, or interest therein; (h) if the Premises are now or should at any time in the future be subject to the terms of any rent control or rent stabilization statute, ordinance, rule or regulation, fail to comply and/or cause the Premises to comply with the terms and requirements of such statute, ordinance, rule or regulation, so and in such fashion as to insure that the Premises shall be subject to the terms and provisions, and receive the benefits, of said statute, ordinance, rule or regulation.

                  (ii) The Mortgagor has no right or power, as against the Mortgagee without its consent, to cancel, abridge or otherwise modify the leases or subleases of the Premises or any of the terms, provisions or covenants thereof or to accept prepayments of installments of rent to become due thereunder and the Mortgagor shall not do so without such consent. This agreement, insofar as it affects any lease or sublease which is not primarily for the residential purposes of the owner of the leasehold estate and which, at the date hereof, has an unexpired term of not less than five (5) years, is made with reference to Section 291-f of the Real Property Law of the State of New York. Upon notice and demand, the Mortgagor will, from time to time, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered to the Mortgagee, in form satisfactory to the Mortgagee, one or more separate assignments (confirmatory of the general assignment provided in Section 2.22 hereof) of the lessor's interest in any lease or sublease now or hereafter affecting the whole or any part of the

Premises, or one or more agreements pursuant to such Section 291-f, restricting the Mortgagor's right or power, as against the Mortgagee, without its consent, to cancel, abridge or otherwise modify, or accept prepayments or installments of rent to become due under, any lease or sublease hereinafter in existence, which is of the character described in the second sentence of this Section 2.19(ii). The Mortgagor shall pay to the Mortgagee on demand any reasonable expenses incurred by the Mortgagee in connection with the preparation and recording of any such assignment or agreement. With respect to any lease referred to in this
Section 2.19(ii) or which at any time is covered by any such agreement or any such assignment of lessor's interest in such lease, the Mortgagor will (a) fulfill or perform each and every condition and covenant of the same to be fulfilled or performed by the lessor thereunder, (b) give prompt notice to the Mortgagee of any notice of default by the lessor thereunder received by the Mortgagor together with a complete copy of any such notice, and (c) enforce the performance or observance of each and every covenant and condition thereof by the lessee thereunder to be performed or observed.

            Section 2.20. Estoppel Certificates. The Mortgagor, within ten (10) days upon request in person or by mail, shall furnish to the Mortgagee a written statement, duly acknowledged, setting forth the amount due on this Mortgage, the terms of payment and the maturity date of the Note and the Loan Agreement, the date to which interest has been paid, whether any offsets or defenses exist against the Indebtedness and, if any are alleged to exist, a detailed description of the nature thereof.

            Section 2.21. Trust Funds.

                  (i) If the Premises or any portion thereof is situated in the State of New York, then the Mortgagor, in compliance with Section 13 of the Lien Law of the State of New York, will receive the advances secured by this Mortgage and will hold the right to receive such advances as a trust fund to be applied first to the purpose of paying the cost of improvement and will apply the same first to the payment of the cost of improvement before using any part of the total of the same for any other purpose. Without limiting the foregoing, if no portion of the Premises is situated in the State of New York, then, to the extent, if any, required by applicable law or to preserve the lien, the priority of the lien and/or the rights of the Mortgagee hereunder, the Mortgagor will receive the advances secured hereby, and will hold the right to receive such advances, as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of such advances for any other purpose. The covenants of subsection (i) of this Section 2.21 are made subject to, and in compliance with, any trust fund provisions imposed by applicable law.

            Section 2.22. Assignment of Rents. The Mortgagor hereby assigns to the Mortgagee, as further security for the payment of the Indebtedness, its interest in the rents, issues and profits of the Premises, together with its interest in all leases and other documents evidencing such rents, issues and profits now or hereafter in effect and its interest in any and all deposits held as security under said leases, and shall, upon demand, deliver to the Mortgagee an executed counterpart of each lease or other document to which it is a party and which affects the Premises. Nothing contained in the foregoing sentence shall be construed to bind the Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such lease or other document or otherwise to impose any obligation on the Mortgagee (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease or in any law of the State of New York in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Mortgage and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Premises), except that the Mortgagee shall be accountable for any money actually received pursuant to such assignment. The Mortgagor hereby further grants to the Mortgagee the right (i) to enter upon and take possession of the Premises for the purpose of collecting the said rents, issues and profits, (ii) to dispossess by the usual summary proceedings (or any other proceedings of the Mortgagee's selection) any tenant defaulting in the payment thereof to the Mortgagee, (iii) to let the Premises, or any part thereof, and (iv) to apply said rents, issues and profits, after payment of all necessary charges and expenses on account of said Indebtedness. Such assignment and grant shall continue in effect until the Indebtedness is paid, the execution of this Mortgage constituting and evidencing the irrevocable consent of the Mortgagor to the entry upon and taking possession of the Premises by the Mortgagee pursuant to such grant, whether foreclosure has been instituted or not and without applying for a receiver. Until the occurrence of an Event of Default, the Mortgagor shall have a revocable license to receive said rents, issues and profits. The Mortgagor agrees to hold said rents, issues and profits in trust and to use the same first, in payment of the cost and expense of the improvement, second, in payment of the Indebtedness to the extent the same is then due and owing, and third, in such manner as the Mortgagee may elect. Such license of the Mortgagor to collect and receive said rents, issues and profits may be revoked by the Mortgagee upon the occurrence and during the continuance of an Event of Default by giving not less than five (5) days' written notice of such revocation, served personally upon or sent by registered mail to the record owner of the Premises. Upon the occurrence and during the continuance of an Event of Default, the Mortgagor hereby appoints the Mortgagee as its attorney-in-fact, coupled with an interest, to receive and collect all rent, additional rent and other sums due under the terms of each lease to which the Mortgagor is a party and to direct any such tenant, by written notice or otherwise, to forward such rent, additional rent or other sums by mail or in person to the Mortgagee.

            Section 2.23. Indemnity. The Mortgagor agrees that it shall indemnify, defend and hold harmless the Mortgagee from and against all loss, liability, obligation, claim, damage, penalty, cause or action, cost and expense, including without limitation any assessments, levies, impositions, judgments, reasonable attorneys' fees and disbursements, cost of appeal bonds and printing costs, imposed upon or incurred by or asserted against the Mortgagee by reason of (a) ownership of this Mortgage; (b) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Premises; (c) any use, non-use or condition of the Premises; (d) any failure on the part of the Mortgagor to perform or comply with any of the terms of this Mortgage; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part for maintenance or otherwise; (f) the imposition of any mortgage, real estate or governmental tax incurred as a result of this Mortgage, the Loan Agreement or the Note, other than income tax payable by, or other taxes personal to, the Mortgagee; or (g) any violation or alleged violation by the Mortgagor of any law. Any amounts payable under this Section 2.23 shall be due and payable on demand and until paid shall bear interest at the Default Rate. If any action is brought against the Mortgagee by reason of any of the foregoing occurrences, the Mortgagor will, upon the Mortgagee's request, defend and resist such action, suit or proceeding, at the Mortgagor's sole cost and expense by counsel approved by the Mortgagee. Notwithstanding the foregoing, this Indemnity shall not apply to the extent that any of the foregoing arises out of the gross (not mere) negligence or willful misconduct of Mortgagee.

            Section 2.24. Environmental Provisions. For the purposes of this
Section 2.24 the following terms shall have the following meanings: (i) the term "Environmental Requirements" shall collectively mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.
Section 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C.
Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.
Section 6901 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Clean Air Act (42 (U.S.C. Section 7401 et seq.) and the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), all as presently in effect and as the same may hereafter be amended, any regulation pursuant thereto, or any other present or future law, ordinance, rule, regulation, order or directive addressing environmental, health or safety issues of or by any Governmental Authority, (ii) the term "Hazardous Substance" shall have the definition provided in CERCLA, (iii) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions, and (iv) the term "diligent inquiry" shall mean a level of inquiry at least equal to any environmental site assessment of the Premises conducted in accordance with the Mortgagee's environmental policies and procedures. Notwithstanding the foregoing, Hazardous Substance shall not include office cleaning products, provided such substances are used in compliance with the Environmental Requirements. The Mortgagor hereby represents and warrants to the Mortgagee to the best of Mortgagor's actual knowledge that (a) no Hazardous Substance has been released at the Premises, except as specifically set forth in the Environmental Site Assessment and Limited Compliance Evaluation dated May, 1996 prepared for Fuqua Enterprises, Inc. ("Fuqua") with regard to the premises at 100 Spence Street, Bayshore, New York, the Phase I and Phase II Environmental Site Assessment dated May, 1996 prepared for Fuqua with regard to the premises at 81 Spence Street, Bayshore, New York, the Soil Remediation Report dated January, 1997 prepared for Fuqua with regard to the premises at 100 Spence Street, Bayshore, New York, the Ground Water Work Plan dated April, 1997 for Fuqua with regard to the premises at 100 Spence Street, Bayshore, New York, and correspondence from Environmental Resource Management relating to the foregoing dated October 9, 1996, December 19, 1996, November 26, 1997, April 30, 1998, June 3, 1998, September 8, 1998,
November 5, 1998, March 4, 1999 and May 13, 1999 (all of the foregoing being collectively referred to herein as the "Environmental Report"), (b) no Hazardous Substance is currently being or has been released in, on, under or about the Premises in a manner which violates any Environmental Requirement, or which requires cleanup or corrective action of any kind under any Environmental Requirement, except as specifically set forth in the Environmental Report, (c) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Substance from the Premises onto or into any other property or from any other property onto or into the Premises is occurring or has occurred, in violation of any Environmental Requirement, except as specifically set forth in the Environmental Report, and (d) except as specifically set forth in the Environmental Report, no notice of violation, lien, complaint, suit, order or other notice with respect to the environmental condition of the Premises is outstanding, nor has any such notice been issued which has not been fully satisfied and complied with in a timely fashion so as to bring the Premises into full compliance with all Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not permit any tenant or other occupant of the Premises to generate, sort, handle, process, dispose of or otherwise use, Hazardous Substances at, in, on, under or about the Premises in a manner that could reasonably be expected to lead to the imposition on the Mortgagor, the Mortgagee or the Premises of any liability or lien of any nature whatsoever under any Environmental Requirement. The Mortgagor shall notify the Mortgagee promptly in the event of any spill or other release of any Hazardous Substance at, in, on, under or about the Premises which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to the Mortgagee copies of any notices received by the Mortgagor relating to alleged material violations of any Environmental Requirement and will promptly pay when due any fine or assessment against the Mortgagee, the Mortgagor or the Premises relating to any Environmental Requirement. If at any time it is determined that the operation or use of the Premises violates any applicable Environmental Requirement or that there are Hazardous Substances located at, in, on, under or about the Premises which, under any Environmental Requirement, require cleanup or corrective action, the Mortgagor shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from the Mortgagee, take, at its sole cost and expense, such actions as may be necessary to fully comply in all material respects with all Environmental Requirements, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, the Mortgagor shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to complete in a timely fashion with all Environmental Requirements. If the Mortgagor fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action, and does not cure such failure within thirty (30) days after written notice thereof from Mortgagee, then the Mortgagee may, in its reasonable discretion, make advances or payments towards the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by the Mortgagee (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from the Mortgagor and shall bear interest at the Default Rate from the date any such sums are so advanced or paid by the Mortgagee until the date any such sums are repaid by the Mortgagor to the Mortgagee. The Mortgagor will execute and deliver, promptly upon request, such instruments as the Mortgagee in its reasonable discretion may deem useful or necessary to permit the Mortgagee to take any such action, and such additional notes and mortgages, as the Mortgagee may require to secure all sums so advanced or paid by the Mortgagee. If a lien is filed against the Premises by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of the Mortgagor or for which the Mortgagor is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Substance into the waters or onto land located within or without the state where the Premises are located, then the Mortgagor will, within thirty (30) days from the date that the Mortgagor is first given notice that such lien has been placed against the Premises (or within such shorter period of time as may be specified by the Mortgagee if such Governmental Authority has commenced steps to cause the Premises to be sold pursuant to such lien) either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to the Mortgagee and is sufficient to effect a complete discharge of such lien on the Premises or contest same subject to compliance with Sections
2.8 and 2.10 hereof. The Mortgagee may, at its option, if the Mortgagee reasonably believes that a Hazardous Substance or other environmental condition violates or threatens to violate any Environmental Requirement, cause an environmental audit of the Premises or portions thereof to be conducted to confirm the Mortgagor's compliance with the provisions of this Section, and the Mortgagor shall cooperate in all reasonable ways with the Mortgagee in connection with any such audit and shall pay all actual costs and expenses reasonably incurred in connection therewith. The Mortgagor will defend, indemnify, and hold harmless the Mortgagee, its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to, (i) any breach by the Mortgagor of any of the provisions of this Section, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Substance which is at, in, on, under, about, from or affecting the Premises, including, without limitation, any damage or injury resulting from any such Hazardous Substance to or affecting the Premises or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Premises or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Substance, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Substance, or (v) any violation of any Environmental Requirement or any policy or requirement of the Mortgagee hereunder. This indemnification shall, notwithstanding any exculpatory provision or other provision of any nature whatsoever to the contrary set forth in the Note, the Loan Agreement, this Mortgage or any other document or instrument now or hereafter executed and delivered in connection with the loan evidenced by the Note and the Loan Agreement and secured by this Mortgage, constitute the personal recourse undertakings, obligations and liabilities of the Mortgagor. If this Mortgage is foreclosed or the Mortgagor tenders a deed or assignment in lieu of foreclosure, the Mortgagor shall deliver the Premises to the purchaser at foreclosure or to the Mortgagee, its nominee, or wholly owned subsidiary, as the case may be, in a condition that complies in all respects with all Environmental Requirements except as disclosed in the Environmental Report. The obligations and liabilities of the Mortgagor under this Section shall survive and continue in full force and effect and shall not be terminated, discharged or released, irrespective of whether the Indebtedness has been paid in full and irrespective of any foreclosure of this Mortgage or acceptance by the Mortgagee, its nominee or wholly owned subsidiary of a deed or assignment in lieu of foreclosure and irrespective of the discharge, satisfaction, release or assignment of this Mortgage or of any other fact or circumstance of any nature whatsoever except that after any foreclosure and transfer of title to the Premises pursuant thereto or acceptance of a deed or assignment in lieu of foreclosure Mortgagor's obligations and liabilities shall not include any obligation or liability arising exclusively from Mortgagee's actions.

            Section 2.25. Right of Entry. The Mortgagee and its agents shall have the right to enter and inspect the Premises at all reasonable times and upon reasonable prior notice to

Mortgagor except in the case of an emergency and provided that no Event of Default has occurred and is continuing; provided that all such entries and inspections shall be performed at such times and in such a manner as to least interfere with the operation of the Premises and Mortgagor's business thereat.

            Section 2.26. Waiver of Statutory Rights. Notwithstanding anything herein contained to the contrary, the Mortgagor: (i) hereby irrevocably and unconditionally waives any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to the Note, the Loan Agreement, this Mortgage or any other document or instrument now or hereafter executed and delivered in connection therewith or the loan secured by this Mortgage; and (ii) will not (a) at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Premises or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor (b) claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Premises, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision hereof, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor (c) after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; (iii) hereby expressly waives all benefit or advantage of any such law or laws; and (iv) covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. The Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Premises (or any part thereof) marshalled upon any foreclosure hereof.


                                   ARTICLE III

                              Default and Remedies


            Section 3.1. Events of Default. The following shall constitute "Events of Default" under this Mortgage: (a) default by the Mortgagor in the payment of any amounts required to be paid hereunder or in the payment of any installment of principal or interest payable under the Note, the Loan Agreement or any document referred to herein or in any of the foregoing; or (b) default for thirty (30) days after the giving by the Mortgagee to the Mortgagor of written notice thereof or default for such lesser time period as may be specified in this Mortgage with or without notice, as may be specified, in the due observance or performance of any of the terms, covenants or conditions contained herein or in the Note relating to other than (1) the payment of money and (2) the matters hereinafter specified in this Section; provided that if such default is not susceptible of cure within such thirty (30) day period (or lesser specified period), the Mortgagor shall have such longer period as is, in the Mortgagee's sole determination, reasonable to effectuate such cure (provided that such longer period shall not exceed ninety (90) days) if the Mortgagor shall commence such cure within such thirty (30) day period (or lesser specified period) and thereafter diligently continue such cure; or (c) should any representation or warranty made herein prove to be untrue in any material respect at the time when made; or (d) the further assignment or encumbrance by the Mortgagor of the leases or rents of the Premises or any part thereof without in each instance the prior written consent of the Mortgagee; or (e) if the Mortgagor leases all or part of the Premises without in each instance the prior written consent of the Mortgagee; or (f) subject to the provisions of paragraph (i) of Section 2.09 hereof permitting the Mortgagor to contest the same, the failure by the Mortgagor to pay (or cause to be paid), before any fine, penalty, interest or cost may be added thereto all franchise taxes and charges, and other governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever, including, but not limited to, assessments for public improvements or benefits which are assessed, levied, confirmed, imposed or become a lien upon the Premises or any part thereof or become payable during the term of the Note, the Loan Agreement or this Mortgage or if the Mortgagor enters into any agreement, either written or oral, which has the effect of deferring the payment of any taxes or other charges which are or can be assessed, levied, confirmed, imposed or become a lien on the Premises or any part thereof or become payable during the term of the Note, the Loan Agreement or this Mortgage; or (g) the occurrence of a material adverse change in the financial condition of the Mortgagor; or (h) the further mortgage, pledge or encumbrance by the Mortgagor of the Premises or any part thereof or any interest therein without in each instance the prior written consent of the Mortgagee; or if any mortgage, pledge or encumbrance affecting the Premises or any part thereof or interest therein (whether prior or subordinate to the lien of this Mortgage) shall be amended, modified, refinanced, increased in amount, replaced or substituted for, provided, however, that nothing herein contained shall be deemed to permit the Mortgagor to create, grant or suffer to exist any such mortgage, pledge, or encumbrance; or (i) if upon application by the Mortgagee to two or more fire insurance companies which are lawfully doing business in the state wherein the Premises are located and which are issuing policies of fire insurance upon buildings situated within the area wherein the Premises are situated, said companies shall refuse to issue such policies; or (j) if, by order of a court of competent jurisdiction, a receiver, liquidator or trustee of the Mortgagor, or of any of its properties, shall be appointed and shall not have been discharged within ninety (90) days; or (k) if a petition in bankruptcy, an insolvency proceeding or a petition for reorganization shall have been filed against the Mortgagor and the same is not withdrawn, dismissed, cancelled or terminated within ninety (90) days; or (l) if the Mortgagor is adjudicated bankrupt or insolvent or a petition for reorganization is granted (without regard for any grace period provided for herein); or (m) if there is an attachment or sequestration of any of the property of the Mortgagor and same is not discharged or bonded within ninety
(90) days; or (n) if the Mortgagor files or consents to the filing of any petition in bankruptcy or commences or consents to the commencement of any proceeding under the Federal Bankruptcy Act or any other law, now or hereafter in effect, relating to the reorganization of the Mortgagor or the arrangement or readjustment of the debts of the Mortgagor; or (o) if the Mortgagor shall make an assignment for the benefit of its or their creditors or shall admit in writing inability to pay its debts generally as they become due or shall consent to the appointment of a receiver, trustee or liquidator of the Mortgagor or of all or any part of its property; or (p) if the Mortgagor shall cause or institute any proceeding for the dissolution or termination of the Mortgagor; or
(q) if the Mortgagor ceases to do business or terminates its business for any reason whatsoever; or (r) if a default occurs under any mortgage which is prior or subordinate to the lien of this Mortgage (beyond the applicable notice and grace period, if any) or the mortgagee under any such prior or subordinate mortgage commences a foreclosure or other enforcement action in connection with said mortgage; or (s) if the Mortgagor defaults (beyond the applicable notice and grace period, if any) under any other agreement with the Mortgagee; or (t) if the Premises, or any part thereof or interest therein, is sold, transferred, assigned, conveyed, granted or alienated without in each instance the prior written consent of the Mortgagee.

            Section 3.2. Remedies

                  (i) Upon the occurrence of any Event of Default, the Mortgagee may, in addition to any rights or remedies available to it hereunder, take such action as it deems advisable to protect and enforce its rights against the Mortgagor and in and to the Premises, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Mortgagee: (1) declare the entire unpaid Indebtedness to be immediately due and payable; or (2) enter into or upon the Premises, either personally or by its agents, nominees or attorneys and dispossess the Mortgagor and its agents and servants therefrom, and thereupon the Mortgagee may (a) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Premises and conduct the business thereat; (b) complete any construction on the Premises in such manner and form as the Mortgagee reasonably deems advisable; (c) make alterations, additions, renewals, replacements and improvements to or on the Improvements and the balance of the Premises; (d) exercise all rights and powers of the Mortgagor with respect to the Premises, whether in the name of the Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Premises and every part thereof; and (e) apply the receipts from the Premises to the payment of the Indebtedness, after deducting therefrom all expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Premises, as well as just and reasonable compensation for the services of the Mortgagee, its counsel, agents and employees; or (3) institute proceedings for the complete foreclosure of this Mortgage in which case the Premises may be sold for cash or credit in one or more parcels; or (4) with or without entry and, to the extent permitted, and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Indebtedness then due and payable, subject to the lien of this Mortgage continuing unimpaired and without loss of priority so as to secure the balance of the Indebtedness not then due; or (5) institute an action, suit or proceeding in equity for the specific performance of any covenants, condition or agreement contained herein or in the Loan Agreement or the Note; or (6) recover judgment on the Loan Agreement or the Note either before, during or after or in lieu of any proceedings for the enforcement of this Mortgage; or (7) apply for the appointment of a trustee, receiver, liquidator or conservator of the Premises, without regard for the adequacy of the security for the Indebtedness and without regard for the solvency of the Mortgagor; or (8) pursue such other remedies as the Mortgagee may have under applicable law.

                  (ii) The purchase money proceeds or avails of any sale made under or by virtue of this Article III, together with any other sums which then may be held by the

Mortgagee under this Mortgage, whether under the provisions of this Article III or otherwise, shall be applied as follows:

                  First: To the payment of the costs and expenses of any such sale, or the costs and expenses of entering upon, taking possession of, removal from, holding, operating and managing the Premises or any part thereof, as the case may be, including reasonable compensation to the Mortgagee, its agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by the Mortgagee under this Mortgage, together with interest as provided herein on all advances made by the Mortgagee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Premises shall have been sold.

                  Second: To the payment of the whole amount then due, owing or unpaid upon the Note for principal and interest with interest on the unpaid principal at the rate herein specified from and after the happening of any Event of Default from the due date of any such payment of principal until the same is paid.

                  Third:  To the payment of any other sums required to be
              paid by the Mortgagor pursuant to any provision of this Mortgage or of the Loan Agreement or the Note.

                  Fourth:  To the payment of the surplus, if any, to
              Mortgagor.

The Mortgagee and any receiver of the Premises or any part thereof shall be liable to account for only those rents, issues and profits actually received by it.

                  (iii) The Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and except as otherwise provided by any applicable provision of law, the Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                  (iv) Upon the completion of any sale or sales made by the Mortgagee under or by virtue of this Article III, the Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, granting, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. The Mortgagee is hereby irrevocably appointed the true and lawful attorney of the Mortgagor (coupled with an interest), in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Premises and rights so sold and for that purpose the Mortgagee may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more persons with like power, the Mortgagor hereby ratifying and confirming all that said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Mortgagor, if so requested by the Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to the Mortgagee or to such purchaser or purchasers all such instruments as may be reasonably necessary, in the judgment of the Mortgagee, for the purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Article III, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under the Mortgagor.

                  (v) In the event of any sale made under or by virtue of this
Article III (whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire Indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Note or in this Mortgage to the contrary notwithstanding, become due and payable.
                  (vi) Upon any sale made under or by virtue of this Article III (whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the Mortgagee may bid for and acquire the Premises or any part thereof or interest therein and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness of the Mortgagor secured by this Mortgage the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which the Mortgagee is authorized to deduct under this Mortgage.

                  (vii) No recovery of any judgment by the Mortgagee and no levy of an execution under any judgment upon the Premises or upon any other property of the Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Premises or any part thereof, or any liens, rights, powers or remedies of the Mortgagee hereunder, but such liens, rights, powers and remedies of the Mortgagee shall continue unimpaired as before.

            Section 3.3. Intentionally Omitted.

            Section 3.4. Possession of the Premises. Upon the occurrence and during the continuance of any Event of Default hereunder, it is agreed that the Mortgagor, if it is the occupant of the Premises or any part thereof, shall upon receipt of written notice from Mortgagee, immediately surrender possession of the Premises so occupied to the Mortgagee, and if the Mortgagor is permitted to remain in possession, the possession shall be as a tenant of the Mortgagee and, on demand, the Mortgagor shall pay to the Mortgagee monthly, in advance, a reasonable rental for the space so occupied and in default thereof the Mortgagor may be dispossessed by the usual summary proceedings. The covenants herein contained may be enforced by a receiver of the Premises or any part thereof. Nothing in this Section 3.04 shall be deemed to be a waiver of the provisions of this Mortgage prohibiting the sale or other disposition of the Premises without the Mortgagee's prior written consent.

            Section 3.5. Interest After Default. If any payment due hereunder or under the Note or Loan Agreement is not paid when due, whether on any stated due date, any accelerated due date or any other date or at any other time specified under any of the terms hereof or thereof, then, and in such event, the Mortgagor shall pay interest on the entire outstanding and unpaid


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
principal balance of Indebtedness from and after the date on which such payment first becomes due at the interest rate provided for in Section 2.13 hereof and such interest shall be due and payable, on demand, at such rate until such Event of Default shall have been cured or, if such Event of Default shall not have been cured, until the entire amount due is paid to the Mortgagee, whether or not any action shall have been taken or proceeding commenced to recover the same or to foreclose this Mortgage. All unpaid and accrued interest shall be secured by this Mortgage as a part of the Indebtedness. Nothing in this Section 3.5 or in any other provision of this Mortgage shall constitute an extension of the time of payment of the Indebtedness.

            Section 3.6. The Mortgagor's Actions After Default. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by the Mortgagee to obtain judgment for the Indebtedness, or of any other nature in aid of the enforcement of the Note, the Loan Agreement or of this Mortgage, the Mortgagor will if required by the Mortgagee, consent to the appointment of a receiver or receivers of the Premises and of all the earnings, revenues, rents, issues, profits and income thereof.

            Section 3.7. Control by the Mortgagee After Default. Notwithstanding the appointment of any receiver, liquidator or trustee of the Mortgagor, or of any of its property, or of the Premises or any part thereof, the Mortgagee shall be entitled to retain possession and control of all property now and hereafter covered by this Mortgage.


                                   ARTICLE IV

                                  Miscellaneous


            Section 4.1. Credits Waived. The Mortgagor will not claim nor demand nor be entitled to any credit or credits against the Indebtedness for so much of the taxes assessed against the Premises or any part thereof, as is equal to the tax rate applied to the amount due on this Mortgage or any part thereof, and no deductions shall otherwise be made or claimed from the taxable value of the Premises or any part thereof by reason of this Mortgage or the Indebtedness secured hereby.

            Section 4.2. No Releases. The Mortgagor agrees, that in the event the Premises (or any part thereof or interest therein) are sold and the Mortgagee enters into any agreement with then owner of the Premises extending the time of payment of the Indebtedness, or otherwise modifying the terms hereof, the Mortgagor shall continue to be liable to pay the Indebtedness according to the tenor of any such agreement unless expressly released and discharged in writing by the Mortgagee.

            Section 4.3. Notices. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when sent by registered mail, return receipt requested, to any party hereto at its address above stated in the case of the Mortgagee, to the attention of Bruce Kasper, Vice President, with a copy to Hahn & Hessen LLP, 350 Fifth Avenue, New York, New York 10118, Attention: Ralph Miles, Esq., and in the


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
case of the Mortgagor, to the attention of Richard S. Kolodny, Esq., Senior Vice President and General Counsel, with a copy to Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166-0153, Attention: Brad R. Becker, Esq., or at such other address of which it shall have notified the party giving such notice in writing as aforesaid.

            Section 4.4. Binding Obligations. The provisions and covenants of this Mortgage shall run with the land, shall be binding upon the Mortgagor and shall inure to the benefit of the Mortgagee, subsequent holders of this Mortgage, and the respective successors and assigns of the foregoing. For the purpose of this Mortgage, the term "the Mortgagor" shall include and refer to the Mortgagor named herein, any subsequent owners of the Premises (or any part thereof or interest therein), and their respective heirs, executors, legal representatives, successors and assigns; the term "Note" shall include and refer to the Note, the Loan Agreement and any other evidence of the indebtedness secured by this Mortgage; and the term "the Mortgagee" shall include and refer to the Mortgagee and any subsequent holder of the Note. If there is more than one the Mortgagor, all their undertakings hereunder shall be deemed joint and several.

            Section 4.5. Legal Construction. The enforcement of this Mortgage shall be governed, construed and interpreted by the laws of the State of New York. If the Premises, or any portion thereof, are situated in the State of New York, then those clauses and covenants contained herein which are construed by
Section 254 of the Real Property Law of the State of New York shall be construed as provided in that Section, except as otherwise provided in Section 2.4 hereof. The additional clauses and covenants contained herein shall afford rights supplemental to and not exclusive of the rights conferred by the clauses and covenants construed by such Section 254 and shall not impair, modify, alter or defeat such rights notwithstanding that such additional clauses and covenants may relate to the same subject matter or provide for different or additional rights in the same or similar contingencies as the clauses and covenants construed by such Section 254. Nothing in this Mortgage, the Note, the Loan Agreement or in any other agreement between the Mortgagor and the Mortgagee shall require the Mortgagor to pay, or the Mortgagee to accept, interest in an amount which would subject the Mortgagee to any penalty or forfeiture under applicable law. In the event that the payment of any charges, fees or other sums due hereunder or under the Note, the Loan Agreement or any such other agreement which are or could be held to be in the nature of interest and which would subject the Mortgagee to any penalty or forfeiture under applicable law, then ipso facto the obligations of the Mortgagor to make such payment shall be reduced to the highest rate authorized under applicable law. Should the Mortgagee receive any payment which is or would be in excess of the highest rate authorized under law, such payment shall have been, and shall be deemed to have been, made in error and shall automatically be applied by the Mortgagee in reduction of the Indebtedness as and when received.

            Section 4.6. Captions. The captions of the Sections of this Mortgage are for the purpose of convenience only and are not intended to be a part of this Mortgage and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

            Section 4.7. Further Assurances. The Mortgagor shall do, execute, acknowledge and deliver, at the sole cost and expense of the Mortgagor, all and ever such further acts, deeds, conveyances, mortgages, assignments, estoppel certificates, notices of assignment, transfers and assurances as the Mortgagee may reasonably require from time to time in order to better assure, convey, grant, assign, transfer and confirm unto the Mortgagee, the rights now or hereafter intended to be granted to the Mortgagee under this Mortgage, any other instrument executed in connection with this Mortgage or any other instrument under which the Mortgagor may be or may hereafter become bound to convey, mortgage or assign to the Mortgagee for carrying out the intention of facilitating the performance of the terms of this Mortgage. The Mortgagor hereby appoints the Mortgagee its attorney-in-fact to execute, acknowledge and deliver for and in the name of the Mortgagor any and all of the instruments mentioned in this Section 4.7 and this power, being coupled with an interest, shall be, irrevocable as long as any part of the Indebtedness remains unpaid.

            Section 4.8. Severability. Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction or prohibited or unenforceable as to any person or entity shall, as to such jurisdiction, person or entity be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction or as to any other person or entity.

            Section 4.9. Absolute and Unconditional Obligation. The Mortgagor acknowledges that the Mortgagor's obligation to pay the Indebtedness in accordance with the provisions of the Note, the Loan Agreement and this Mortgage is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Note, the Loan Agreement or this Mortgage or the obligation of the Mortgagor thereunder to pay the Indebtedness or the obligations of any other person relating to the Note, the Loan Agreement or this Mortgage or the obligations of the Mortgagor under the Note, the Loan Agreement or this Mortgage or otherwise with respect to the loan secured hereby. The Mortgagor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of the Mortgagor to pay the Indebtedness in accordance with the provisions of the Note, the Loan Agreement and this Mortgage or the obligations of any other person relating to the Note, the Loan Agreement or this Mortgage or obligations of the Mortgagor under the Note, the Loan Agreement or this Mortgage or otherwise with respect to the loan secured hereby, or in any action or proceeding brought by the Mortgagor to collect the Indebtedness, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Mortgage or any other document or instrument securing repayment of the Indebtedness, in whole or in part.

            Section 4.10. General Conditions.

                  (i) All covenants hereof shall be construed as affording to the Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of any other applicable law.

                  (ii) This Mortgage cannot be altered, amended, modified or discharged orally and no executory agreement shall be effective to modify or discharge it in whole or in part, unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment or discharge is sought. The Mortgagor acknowledges that the Note, the Loan Agreement and this Mortgage and the other documents and instruments executed and delivered in connection therewith (including the Commitment Letter dated July 19, 1999 between Graham-Field Health Products, Inc. and Mortgagee, and in particular the provision allowing for partial refund of the Term Loan Commitment Issuance Fee contained on page 2 of the Commitment Letter, which provision shall remain in full force and effect) or otherwise in connection with the loan secured hereby set forth the entire agreement and understanding of the Mortgagor and the Mortgagee with respect to the loan secured hereby and that no oral or other agreements, understanding, representation or warranties exist with respect to the loan secured hereby other than those set forth in the Note, the Loan Agreement, this Mortgage and such other executed and delivered documents and instruments.

                  (iii) No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Mortgagee in exercising any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default, or any acquiescence therein. Acceptance of any payment (other than a monetary payment in cure of a monetary default) after the occurrence of an Event of Default shall not be deemed a waiver of or a cure of such Event of Default and every power and remedy given by this Mortgage to the Mortgagee may be exercised from time to time as often as may be deemed expedient by the Mortgagee. Nothing in this Mortgage or in the Loan Agreement or the Note shall limit or diminish the obligation of the Mortgagor to pay the Indebtedness in the manner and at the time and place therein respectively expressed.

                  (iv) No waiver by the Mortgagee will be effective unless it is in writing and then only to the extent specifically stated. Without limiting the generality of the foregoing, any payment made by the Mortgagee for insurance premiums, taxes, assessments, water rates, sewer rentals, levies, fees or any other charges affecting the Premises, shall not constitute a waiver of the Mortgagor's default in making such payments and shall not obligate the Mortgagee to make any further payments.

                  (v) The Mortgagee shall have the right to appear in and defend any action or proceeding, in the name and on behalf of the Mortgagor which the Mortgagee, in its discretion, determines may adversely affect the Premises or this Mortgage. The Mortgagee shall also have the right to institute any action or proceeding which the Mortgagee, in its discretion, feels should be brought to protect its interest in the Premises or its rights hereunder. All reasonable costs and expenses incurred by the Mortgagee in connection with such actions or proceedings, including, without limitation, reasonable attorneys' fees and expenses and appellate attorneys' fees and expenses, shall be paid by the Mortgagor within five (5) days after demand and shall be secured by this Mortgage.

                  (vi) In the event of the passage after the date of this Mortgage of any law of any governmental authority having jurisdiction hereof or the Premises, deducting from the value of land for the purpose of taxation, affecting any lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for federal, state or local purposes, or the manner of the collection of any such taxes, so as to affect this Mortgage, the Mortgagor shall promptly pay to the Mortgagee, on demand, all taxes, costs and charges for which the Mortgagee is or may be liable as a result thereof; provided that if said payment shall be prohibited by law, render the Loan Agreement or the Note usurious or subject the Mortgagee to any penalty or forfeiture, then and in such event the Indebtedness shall, at the option of the Mortgagee, be immediately due and payable.

                  (vii) The Mortgagor hereby appoints the Mortgagee as its attorney-in-fact in connection with the personal property and fixtures covered by this Mortgage, where permitted by law, to file on its behalf any financing statements or other statements in connection therewith with the appropriate public office signed by the Mortgagee, as secured party. This power, being coupled with an interest, shall be irrevocable so long as any part of the Indebtedness remains unpaid.

                  (viii) If the Mortgagee purchases the Premises pursuant to a foreclosure under this Mortgage, or accepts a deed to the Premises in lieu of a foreclosure, the Mortgagor hereby authorizes the Mortgagee to withhold the amount of tax, if any, required to be withheld under Section 1445 of the Internal Revenue Code of 1986, as amended (or any successor provision thereto), out of any sums payable to the Mortgagor from such foreclosure sale or assignment in lieu thereof, as the case may be, after payment of all parties other than the Mortgagor who are entitled to be paid out of any foreclosure or assignment proceeds, as if the Mortgagor were a foreign person, unless the Mortgagor certifies its nonforeign status at the time of such foreclosure sale or assignment, as the case may be, by executing and delivering to the Mortgagee a certificate satisfactory to the Mortgagee.

            Section 4.11. Mortgage Does Not Cover Under Six Dwelling Units. This Mortgage does NOT cover real property improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units, each having their own separate cooking facility.

            Section 4.12. Loan Agreement Paramount. If and to the extent that any provisions of this Mortgage conflict or are otherwise inconsistent with any provisions of the Loan Agreement, the provisions of the Loan Agreement shall prevail. Any capitalized term used but not defined herein shall have the same meaning set forth in the Loan Agreement.


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
            IN WITNESS WHEREOF, this Mortgage has been duly executed by the Mortgagor as of the date first above written.


                                          LUMEX MEDICAL PRODUCTS, INC.



                                          By: /s/ Richard S. Kolodny
                                             -------------------------
                                             Name:
                                             Title: Vice President

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF _______     )


      On the ____ day of August in the year 1999 before me, the undersigned, personally appeared Richard S. Kolodny, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.




__________________________________
Signature and Office of
individual taking acknowledgement



                                       33